Exhibit 23.2


                          Independent Auditors' Consent


The Board of Directors
Regency Centers Corporation:

We consent to the use of our reports incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus.





                                  /s/ KPMG LLP


Jacksonville, Florida
September 7, 2004